UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2025

Kenvue Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41697	88-1032011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kenvue Way
Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (908)-874-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KVUE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On May 20, 2025, Kenvue Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Representatives for the several Underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $750,000,000 aggregate principal amount of the Company’s 4.850% Senior Notes due 2032 in an underwritten public offering (the “Offering”) pursuant to the Company’s registration statement on Form S-3 (Registration File No. 333-285172). The Company intends to use the net proceeds from the Offering for general corporate purposes.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.
Cautions Concerning Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, the proposed Offering, including the net proceeds therefrom and the use of such proceeds. Forward-looking statements may be identified by the use of words such as “plans,” “expects,” “will,” “anticipates,” “estimates” and other words of similar meaning. Readers are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company and its affiliates.
A list and descriptions of risks, uncertainties and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its registration statement on Form S-3, Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings, available on request from the Company. The Company and its affiliates undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement dated May 20, 2025, among the Company and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Representatives for the several Underwriters
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENVUE INC.

Date: May 21, 2025	By:	/s/ Edward J. Reed
		Name:	Edward J. Reed
		Title:	Vice President, Corporate Secretary